UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
November 3, 2011

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
World Financial Network Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-166240, 333-166240-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreements.

WFN Credit Company, LLC (“Credit”) entered into an Underwriting Agreement, dated November 3, 2011 (“Underwriting Agreement”), among Credit, World Financial Network Bank, RBS Securities Inc. and RBC Global Markets, LLC relating to the Series 2011-A Class A Asset Backed Notes by World Financial Network Credit Card Master Note Trust described in the Prospectus dated November 1, 2011 and the Prospectus Supplement dated November 3, 2011.

The Registrant is also filing a Form of Series 2011-A Indenture Supplement to be dated as of November 9, 2011 (“Form of  Series 2011-A Supplement”) between World Financial Network Credit Card Master Note Trust and The Bank of New York Mellon Trust Company, N.A., as indenture trustee.

Item 8.01.                      Other Events.

The Registrant is filing Exhibits 5.1 and 8.1 in connection with the issuance of the Series 2011-A Class A Asset Backed Notes, Class M Asset Backed Notes, Class B Asset Backed Notes and Class C Asset Backed Notes.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 1.1	Underwriting Agreement

Exhibit 4.1	Form of Series 2011-A Indenture Supplement

Exhibit 5.1	Opinion of Mayer Brown LLP with respect to legality

Exhibit 8.1	Opinion of Mayer Brown LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

Date: November 8, 2011	By:	/s/ Daniel T. Groomes
Daniel T. Groomes
President

EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 1.1	Underwriting Agreement

Exhibit 4.1	Form of Series 2011-A Indenture Supplement

Exhibit 5.1	Opinion of Mayer Brown LLP with respect to legality

Exhibit 8.1	Opinion of Mayer Brown LLP with respect to tax matters